Merrill Lynch Funds for Institutions Series

SUPPLEMENT DATED MARCH 7, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2007

Effective immediately, the following change will be made to the Statement of Additional Information of Merrill Lynch Funds for Institutions Series (the “Fund”).

Under the section beginning on page 2 captioned “Investment Objectives and Policies — Merrill Lynch Premier Institutional Fund (“Premier Institutional Fund”) and Merrill Lynch Institutional Fund (“Institutional Fund”)”, paragraph (1) on page 5 under the heading “Under the fundamental investment restrictions, each Fund may not:” is hereby deleted in its entirety and replaced with the following:

        (1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; securities issued by any state of the U.S. or any political subdivision thereof; and instruments issued by domestic banks). (The Fund interprets the exclusion for “instruments issued by domestic banks” in this fundamental investment restriction to include certificates of deposit, bankers’ acceptances and other similar obligations of U.S. branches or subsidiaries of foreign banks if the branch or subsidiary is subject to the same regulation as U.S. banks).

Code # FFINST-SAI-0807SUP